Supplement dated April 27, 2012
to the Prospectuses

LORD ABBETT AFFILIATED FUND	LORD ABBETT RESEARCH FUND
Lord Abbett Capital Structure Fund
LORD ABBETT DEVELOPING GROWTH FUND	Lord Abbett Classic Stock Fund
Lord Abbett Growth Opportunities Fund
LORD ABBETT EQUITY TRUST	Lord Abbett Small Cap Value Fund
Lord Abbett Calibrated Large Cap Value Fund
Lord Abbett Calibrated Mid Cap Value Fund	LORD ABBETT SECURITIES TRUST
Lord Abbett Small Cap Blend Fund	Lord Abbett Alpha Strategy Fund
Lord Abbett Fundamental Equity Fund
LORD ABBETT INVESTMENT TRUST	Lord Abbett Growth Leaders Fund
Lord Abbett Balanced Strategy Fund	Lord Abbett International Core Equity Fund
Lord Abbett Convertible Fund	Lord Abbett International Dividend Income Fund
Lord Abbett Core Fixed Income Fund	Lord Abbett International Opportunities Fund
Lord Abbett Diversified Equity Strategy Fund	Lord Abbett Large Cap Value Fund
Lord Abbett Diversified Income Strategy Fund	Lord Abbett Micro Cap Growth Fund
Lord Abbett Floating Rate Fund	Lord Abbett Micro Cap Value Fund
Lord Abbett Growth & Income Strategy Fund	Lord Abbett Value Opportunities Fund
Lord Abbett High Yield Fund
Lord Abbett Income Fund	LORD ABBETT STOCK APPRECIATION FUND
Lord Abbett Inflation Focused Fund
Lord Abbett Short Duration Income Fund	LORD ABBETT U.S. GOVERNMENT & GOVERNMENT
Lord Abbett Total Return Fund	SPONSORED ENTERPRISES MONEY MARKET FUND

LORD ABBETT MUNICIPAL INCOME FUND
Lord Abbett AMT Free Municipal Bond Fund
Lord Abbett California Tax Free Fund
Lord Abbett High Yield Municipal Bond Fund
Lord Abbett Intermediate Tax Free Fund
Lord Abbett National Tax Free Fund
Lord Abbett New Jersey Tax Free Fund
Lord Abbett New York Tax Free Fund
Lord Abbett Short Duration Tax Free Fund

The following replaces the subsection titled “Additional Information about the Availability of Share Classes – Class I Shares” contained in the section titled “Choosing a Share Class”:

Class I Shares. Class I shares are available for purchase by the following entities:

•

Institutional investors, including companies, foundations, trusts and endowments, and other entities determined by Lord Abbett Distributor to be institutional investors, making an initial minimum investment of at least $1 million;

•

Retirement and benefit plans investing directly or through an intermediary, provided that in the case of an intermediary, the intermediary has entered into a special arrangement with the Fund and/or Lord Abbett Distributor specifically for such purchases;

•

Registered investment advisers investing on behalf of their advisory clients, provided that in the case of a registered investment adviser that is also a registered broker-dealer, the firm has not entered into any agreement or arrangement whereby Lord Abbett makes payments to the firm out of its own resources for various services, such as marketing support, training and education activities, and other services for which Lord Abbett may make such revenue sharing payments to the firm; and

•

Bank trust departments and trust companies purchasing shares for their clients, provided that the bank or trust company (and its trading agent, if any) has entered into a special arrangement with the Fund and/or Lord Abbett Distributor specifically for such purchases.

Class I shares also are available for purchase by each registered investment company within the Lord Abbett Family of Funds that operates as a fund of funds and, at the discretion of Lord Abbett Distributor, other registered investment companies that are not affiliated with Lord Abbett and operate as funds of funds.

Shareholders who held Class I shares on July 9, 2010 may continue to hold, purchase, exchange, and redeem Class I shares, provided that there has been no change in the registration of the account since that date.

Financial intermediaries should contact Lord Abbett Distributor to determine whether the financial intermediary may be eligible for such purchases.

Please retain this document for your future reference.